Exhibit 10.15

                                                               November 30, 2004




To:      Smithfield Fiduciary LLC, as Buyer
         Bluegrass Growth Fund, L.P, as Buyer
         Bluegrass Growth Fund, Ltd., as Buyer
         Portside Growth & Opportunity Fund, as Buyer and Collateral Agent


Gentlemen:

      Reference is made is made to the Securities Purchase Agreement (as amended or modified from time to time, the "Purchase Agreement"), dated as of November 30, 2004, among SpatiaLight, Inc. (the "Company") and each of you as "Buyers" thereunder. Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to them in the Purchase Agreement, the "Notes" and the "Pledge and Security Agreement" (as defined in the Purchase Agreement).

      In order to induce each of you to enter or accept into the Purchase Agreement and the other Transaction Documents thereunder, and to purchase the Notes to be issued and sold by the Company thereunder, SpatiaLight Korea, Inc. ("SLK"), a wholly-owned subsidiary of the Company, hereby:

            (a) acknowledges and confirms that it is a condition precedent to the Buyers' obligations under the Purchase Agreement that SLK execute and deliver this agreement to the Buyers and the Collateral Agent;

            (b) represents and warrants that SLK has determined that its execution, delivery and performance of this agreement directly benefits, and is within the corporate purposes and in the best interests of, SLK;

            (c) covenants and agrees that, so long as any Note is outstanding, SLK shall not (i) directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness, other than Permitted Indebtedness, (ii) permit any of its Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness, other than Permitted Indebtedness, (iii) directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance (collectively, "Liens") upon or in any property or assets (including, without limitation, accounts and contract rights) owned by SLK, other than Permitted Liens, or (iv) permit any of its Subsidiaries to, directly or indirectly, allow or suffer to exist any Liens upon or in any property or assets (including, without limitation, accounts and contract rights) owned by any such Subsidiary, other than Permitted Liens


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            (d) covenants and agrees that, so long as any Note is outstanding,
      SLK shall not, without the prior written consent of the Collateral Agent,
      (i) pay, promise to pay or offer to pay, or authorize the payment of, any commission, bribe, pay-off or kickback that violates any applicable law or enter into any agreement pursuant to which any such commission, bribe, pay-off or kickback may or will at any time be paid, (ii) sell, transfer, lease or otherwise dispose of all or a substantial part of its assets (whether in a single transaction or in a series of transactions, related or otherwise), except disposal of assets in exchange for other assets comparable or superior to the assets disposed of in terms of type, value and quality and disposal of obsolete assets in the ordinary course of business, on ordinary commercial terms and on the basis of arm's-length arrangements, or (iii) undertake or permit any merger, consolidation or reorganization.

      In consideration of each Buyers' execution and delivery of the Transaction Documents and acquiring the Notes thereunder, SLK hereby agrees to defend, protect, indemnify and hold harmless each Buyer and each other holder of the Notes and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives, including (without limitation, those agents or other representatives retained in connection with the transactions contemplated by the Purchase Agreement (each, an "Indemnitee"), from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities, damages and expenses (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including, without limitation, reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or otherwise relating to, the breach of any representation, warranty, covenant or agreement made by SLK in this agreement. To the extent that the foregoing undertaking by SLK may be unenforceable for any reason, SLK shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

      This agreement shall (a) be binding on SLK and its respective successors and assigns, and (b) inure, together with all rights and remedies of the Collateral Agent and the Buyers, to the benefit of the Collateral Agent and the Buyers and their respective successors, transferees and assigns. Without limiting the generality of clause (b) of the immediately preceding sentence, any Buyer may assign or otherwise transfer its rights under this agreement to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Buyers herein or otherwise.

      To the extent that SLK has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, SLK hereby irrevocably waives such immunity in respect of its obligations under this agreement.

      This agreement shall be governed by, construed and interpreted in accordance with the laws of the State of New York, except as required by mandatory provisions of applicable law. Any legal action, suit or proceeding with respect to this agreement may be brought in the courts of the State of New York in the County of New York or the United States of America for the Southern District of New York, and appellate courts thereof, and, by execution and delivery of this agreement, SLK hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. SLK hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action, suit or proceeding in such respective jurisdictions and consents to the granting of such legal or equitable relief as is deemed appropriate by the court.



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         SLK and (by its acceptance of the benefits of this agreement) the
Collateral Agent and the Buyers waive any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this agreement, or any course of conduct, course of dealing, verbal or written statement or other action of the parties hereto.

         SLK irrevocably consents to the service of process of any of the aforesaid courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to SLK at its address provided herein, such service to become effective 10 days after such mailing.

         Nothing contained herein shall affect the right of the Collateral Agent or any Buyer to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against SLK or any property of SLK in any other jurisdiction.


                                   Very truly yours,

                                   SpatiaLight Korea, Inc.


                                   By: /s/ Robert A. Olins
                                      -----------------------------------------
                                      Name:  Robert A. Olins
                                      Title: Chief Executive Officer
                                      Address: Five Hamilton Landing, Suite 100,
                                               Novato, CA 94949


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